UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Randoll Sze resigned as the Company’s Chief Financial Officer and its principal financial and accounting officer effective August 13, 2021.

On September 1, 2021, the Company entered into a consulting agreement with Mr. Sze (the “Company Consulting Agreement”), pursuant to which Mr. Sze will provide consulting services to the Company. Axis Therapeutics Limited (“Axis”), a majority-owned subsidiary of the Company, also entered into a separate consulting agreement with Mr. Sze on September 1, 2021, pursuant to which Mr. Sze will provide advisory services to the Chief Executive Officer of Axis.

Pursuant to the Company Consulting Agreement, Mr. Sze will provide consulting services to the Company for one year, which term will continue unless terminated earlier by either Mr. Sze or the Company. Mr. Sze will receive as compensation for services provided under the Company Consulting Agreement an extension of the term of Mr. Sze’s outstanding stock options granted pursuant to the Company’s 2017 Omnibus Incentive Plan through the term of the Company Consulting Agreement. Mr. Sze will receive no cash compensation for his services.

The foregoing description of the Company Consulting Agreement is a summary of its material terms, does not purport to be complete, and is qualified in its entirety by reference to the Company Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Consulting Agreement, dated September 1, 2021, between Athenex, Inc. and Randoll Sze

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: September 3, 2021	/s/ Johnson Y.N. Lau
	Name:	Johnson Y.N. Lau
	Title:	Chief Executive Officer

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